Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine H. Yap, Principal Financial and Accounting Officer of ICON GP 15, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON ECI Fund Fifteen, L.P. (the “Partnership”) on Form 10-Q for the quarter ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 14, 2018

/s/ Christine H. Yap
Christine H. Yap
Managing Director
(Principal Financial and Accounting Officer)
ICON GP 15, LLC